                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-0800

                    Van Kampen Select Sector Municipal Trust
-------------------------------------------------------------------------------

               (Exact name of registrant as specified in charter)


              1221 Avenue of the Americas, New York, New York 10020
-------------------------------------------------------------------------------

               (Address of principal executive offices) (Zip code)


                                 Ronald Robison
              1221 Avenue of the Americas, New York, New York 10020
-------------------------------------------------------------------------------

                     (Name and address of agent for service)

Registrant's telephone number, including area code: 212-762-4000

Date of fiscal year end:   10/31

Date of reporting period:   4/30/04

Item 1. Report to Shareholders.

The Trust's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen Select Sector Municipal Trust performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the trust's financial statements and a list of trust investments as of April 30, 2004.

       Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the trust will achieve its investment objective. Trusts are subject to market risk, which is the possibility that the market values of securities owned by the trust will decline and that the value of the trust shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this trust.

       Income may subject certain individuals to the federal Alternative Minimum Tax (AMT).

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

Performance Summary as of 4/30/04

SELECT SECTOR MUNICIPAL TRUST
SYMBOL: VKL
------------------------------------------------------
AVERAGE ANNUAL                BASED ON      BASED ON
TOTAL RETURNS                   NAV       MARKET PRICE

Since Inception (11/26/93)     6.51%          4.23%

10-year                        7.92           6.93

5-year                         6.71           5.27

1-year                         4.65          -2.47

6-month                        1.68          -3.50
------------------------------------------------------

Past performance is no guarantee of future results. Investment return, net asset value (NAV) and common share market price will fluctuate and trust shares, when sold, may be worth more or less than their original cost.

As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor. NAV per share is determined by dividing the value of the trust's portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the trust at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions. Total return assumes an investment at the beginning of the period, reinvestment of all distributions for the period in accordance with the trust's dividend reinvestment plan, and sale of all shares at the end of the period.

The Lehman Brothers Municipal Bond Index is a broad-based statistical composite of municipal bonds. The index is unmanaged and does not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

Trust Report

FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 2004

Van Kampen Select Sector Municipal Trust is managed by the adviser's Municipal Fixed Income team.(1) Current members include Dennis Pietrzak, Executive Director; Robert Wimmel, Vice President; and John Reynoldson, Executive Director.

MARKET CONDITIONS

The state of the U.S. economy remained mixed over the six-month period under review. On the positive side, economic growth continued to be robust, with Gross Domestic Product growth topping 4 percent in both the last quarter of 2003 and, preliminarily, the first quarter of this year. While this strength in output has historically triggered fears of rising interest rates, yields remained stubbornly low across the municipal curve. These low yields were partly the result of the continued low levels of observed inflation in the U.S. economy. Unfortunately, they also reflected continuing weakness in the job market, which remained soft throughout most of the period. The soft job numbers, coupled with persistently low inflation, led the Federal Open Market Committee (the Fed) to maintain its accommodative stance throughout the period.

The surprisingly rapid job growth data released in April, coupled with rapidly rising commodity and high oil prices, led many investors to fear that the Fed would be forced to raise interest rates earlier than the market initially expected. As a result, bond yields across all major sectors spiked in April.

Supply of new municipal bonds in calendar 2003 hit record levels as municipalities moved to take advantage of historically low interest rates. Many cities and states sought to reduce expenditures by refinancing existing debt and replacing it with lower-yielding bonds. In other cases, municipalities attempted to meet current and future funding needs by issuing new debt. This activity slowed in the first months of 2004.

The low interest rates that prevailed over much of the period also had an impact on the demand for municipal bonds. Retail and institutional investor activity slowed as holders of municipal bonds saw little reason to sell bonds purchased at higher yield levels and reinvest at lower yields. However, the period was marked by rising activity among non-traditional investors, such as hedge funds and insurance companies seeking to take advantage of the attractiveness of municipal bonds relative to some taxable securities. Additionally, investors' search for yield led to significant outperformance by lower-rated bonds with greater credit risk. Sectors such as health care, with a preponderance of lower-rated issues, performed particularly well.

(1)Team members may change without notice at any time.
 2

PERFORMANCE ANALYSIS

Closed-end fund returns can be calculated based upon either the market price or the net asset value (NAV) of its shares. NAV per share is determined by dividing the value of the trust's portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding, while market price reflects the supply and demand for the shares. As a result, the two returns can differ significantly. On an NAV basis, the trust outperformed its benchmark, the Lehman Brothers Municipal Bond Index, but underperformed on a market-price basis. (See table below.)

The trust uses leverage to enhance its dividend to common shareholders. The trust borrows money at short-term rates through the issuance of preferred shares. The proceeds are typically reinvested in longer-term securities, taking advantage of the difference between short- and longer-term rates. With short-term rates at historic lows for much of the period, the difference between short- and longer-term rates was relatively high. This made using leverage a particularly profitable approach in the early months of the period, and added to the trust's returns.

As yields rose toward the end of the period, the prices of bonds declined. The trust's use of leverage magnified this negative movement. However, the portfolio saw strong relative performance from its higher-yielding holdings during the period, which counterbalanced the effects of the leverage and helped to produce a total return on an NAV basis higher than that of the benchmark, which is not leveraged.

Our analysis of the macroeconomic environment, coupled with the levels of interest rates near multi-decade lows, led us to believe that interest rates were more likely to rise than to fall further. As a result, we kept the trust's duration (a measure of interest-rate sensitivity) below that of its benchmark in order to limit the potentially damaging impact of any increase in interest rates. This approach helped to buoy returns when interest rates soared in the final weeks of the period.

TOTAL RETURN FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 2004

----------------------------------------------------------
      BASED ON     BASED ON       LEHMAN BROTHERS
        NAV      MARKET PRICE   MUNICIPAL BOND INDEX

       1.68%        -3.50%             1.19%
----------------------------------------------------------

Past performance is no guarantee of future results. Investment return, net asset value and common share market price will fluctuate and trust shares, when sold, may be worth more or less than their original cost. See Performance Summary for additional performance information and index definition.

The trust's performance was modestly hampered by its bias, relative to the benchmark, toward high-quality securities. Municipal bond investors during the period responded to the improving economy by reducing the yield spreads between higher and lower-rated bonds (yield spreads reflect the premium demanded by investors to buy lower-rated bonds). As a result, lower-quality bonds outperformed. The portfolio had 77 percent exposure to bonds rated AA/Aa or higher at the end of the period.

We also adjusted the portfolio's term structure in anticipation of rising interest rates. Our research showed that the intermediate portion of the curve offered the most promising total-return potential. As a result, we focused our purchases on the 15- to 22-year segment of the curve. Many of the securities we identified had the added appeal of premium coupons and 10-year call dates, which served to add income to the portfolio while limiting its interest-rate exposure.

Our trading activity during the period was below traditional norms because we wanted to avoid having to reinvest into securities with low yields. That said, we were able to make selective relative-value trades among securities and sectors as they moved into and out of fair value. Some of these acquisitions were funded by the proceeds of housing bonds that were called away by their issuers during the period. In other cases we sold bonds that met their performance objectives. We reinvested this cash into securities with more promising total-return characteristics.

The trust's portfolio remained well diversified during the period, with its holdings spread across many major municipal bond sectors. We believe this long-standing strategy helps to minimize the risk of over-concentration in any single sector, while also giving the portfolio exposure to as many sources of potential return as possible. The three largest sector exposures at the end of the period were health care, public building and public education.

TOP 5 SECTORS AS OF 4/30/04                 RATINGS ALLOCATION AS OF 4/30/04
Health Care                   20.1%         AAA/Aaa                        66.8%
Public Building               11.3          AA/Aa                          10.1
Public Education               9.6          A/A                            12.1
General Purpose                8.9          BBB/Baa                         4.1
Water & Sewer                  7.0          BB/Ba                           0.9
                                            Non-Rated                       6.0

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the sectors shown above. All percentages are as a percentage of long-term investments. Securities are classified by sectors that represent broad groupings of related industries. Ratings allocations based upon ratings as issued by Standard and Poor's and Moody's. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

As mentioned above, the portfolio's below-market duration served it well in the final weeks of the period, when interest rates rose sharply. While it is impossible to predict how long this trend will hold, we believe that the trust is well positioned to weather further increases in rates. We look forward to becoming more active in seeking attractive structures and relative-value trading opportunities now that rates have moved into a more normal range.

PROXY VOTING POLICIES AND PROCEDURES

       A description of the trust's policies and procedures with respect to the voting of proxies relating to the trust's portfolio securities is available without charge, upon request, by calling 1-800-847-2424. This information is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

VAN KAMPEN SELECT SECTOR MUNICIPAL TRUST

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2004 (UNAUDITED)

PAR
AMOUNT
(000)     DESCRIPTION                                       COUPON   MATURITY      VALUE
--------------------------------------------------------------------------------------------
          MUNICIPAL BONDS  150.3%
          ALABAMA  6.5%
$1,865    Alabama St Univ Rev Gen Tuition & Fee Ser B (MBIA
          Insd)............................................ 5.250%   03/01/33   $  1,907,224
 1,000    Montgomery, AL Wts (AMBAC Insd).................. 5.250    05/01/19      1,059,190
 1,220    University South AL Univ Rev Cap Impt-Tuition
          Rfdg (FGIC Insd)................................. 5.000    03/15/23      1,239,422
                                                                                ------------
                                                                                   4,205,836
                                                                                ------------
          CALIFORNIA  10.2%
 1,420    California St (AMBAC Insd)....................... 5.125    10/01/27      1,424,388
 1,000    California St Dept Wtr Res Pwr Rev Ser A......... 5.750    05/01/17      1,084,270
 1,000    California St Dept Wtr Res Pwr Rev Ser A (AMBAC
          Insd)............................................ 5.500    05/01/16      1,091,480
 1,665    Empire Utd CA Sch Dist Spl Tax Cmnty Fac Dist No
          1987-1 Ser A (AMBAC Insd)........................   *      10/01/19        758,457
 1,565    Empire Utd CA Sch Dist Spl Tax Cmnty Fac Dist No
          1987-1 Ser A (AMBAC Insd)........................   *      10/01/20        668,834
 1,500    Los Angeles, CA Uni Sch Dist Ser A (FSA Insd)
          (a).............................................. 5.250    07/01/19      1,594,680
                                                                                ------------
                                                                                   6,622,109
                                                                                ------------
          COLORADO  7.6%
 1,000    Colorado Hlth Fac Auth Rev Catholic Hlth
          Initiatives Ser A................................ 5.500    03/01/32      1,025,820
 1,000    Colorado Hlth Fac Auth Rev Hosp Portercare
          Adventist Hlth................................... 6.500    11/15/31      1,084,800
 1,280    Fremont Custer & El Paso Cnty CO Sch Dist No RE-
          2 Fremont (FSA Insd)............................. 5.250    12/01/21      1,348,429
 1,500    Montrose, CO Mem Hosp............................ 6.000    12/01/33      1,456,500
                                                                                ------------
                                                                                   4,915,549
                                                                                ------------
          FLORIDA  1.6%
 1,000    Escambia Cnty, FL Hlth Fac Auth Hlth Fac Rev
          FL Hlthcare (AMBAC Insd)......................... 5.950    07/01/20      1,044,640
                                                                                ------------

          ILLINOIS  14.9%
 1,000    Chicago, IL Brd of Ed (Prerefunded @ 12/01/10)
          (FGIC Insd)...................................... 5.500    12/01/31      1,129,060
 2,000    Chicago, IL O' Hare Intl Arpt Rev Gen Arpt Third
          Lien Ser A Rfdg (AMT) (MBIA Insd)................ 5.375    01/01/32      2,026,040
   935    Chicago, IL Tax Increment Alloc Sub Cent Loop Ser
          A (ACA Insd)..................................... 6.500    12/01/08      1,055,017
 1,000    Chicago, IL Wastewtr Transmission Rev Second Lien
          (Prerefunded @ 01/01/10) (MBIA Insd)............. 6.000    01/01/30      1,152,710
 2,880    Illinois St Sales Tax Rev........................ 5.000    06/15/20      2,964,038
 2,500    Will Cnty, IL Cmnty Unit Sch Dist No 365U Vly
          View Ser B (FSA Insd)............................   *      11/01/16      1,366,500
                                                                                ------------
                                                                                   9,693,365
                                                                                ------------

 6                                             See Notes to Financial Statements

VAN KAMPEN SELECT SECTOR MUNICIPAL TRUST

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2004 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                       COUPON   MATURITY      VALUE
--------------------------------------------------------------------------------------------
          INDIANA  1.6%
$1,000    Indiana St Dev Fin Auth Rev Rfdg (AMT)........... 5.950%   08/01/30   $  1,014,090
                                                                                ------------

          IOWA  2.6%
 1,515    Des Moines, IA Pub Pkg Sys Rev Ser A (FGIC
          Insd)............................................ 5.750    06/01/14      1,693,664
                                                                                ------------

          KANSAS  3.6%
 1,735    Cowley Cnty, KS Uni Sch Dist No 465 Winfield Impt
          Rfdg (MBIA Insd)................................. 5.250    10/01/21      1,834,624
   500    Overland Park, KS Dev Corp Rev First Tier Ser
          A................................................ 7.375    01/01/32        493,940
                                                                                ------------
                                                                                   2,328,564
                                                                                ------------
          KENTUCKY  2.1%
 1,280    Kenton Cnty, KY Arpt Brd Arpt Rev Cincinnati/
          Northn KY Intl Ser A Rfdg (AMT) (MBIA Insd)...... 6.100    03/01/07      1,397,414
                                                                                ------------

          LOUISIANA  7.5%
 1,750    Saint Charles Parish, LA Environmental Impt Rev
          LA Pwr & Lt Co Proj Ser A (AMT) (AMBAC Insd)..... 6.875    07/01/24      1,798,965
 3,000    Saint Charles Parish, LA Pollutn Ctl Rev LA Pwr &
          Lt Co Proj Ser A (AMT) (FSA Insd)................ 7.500    06/01/21      3,077,400
                                                                                ------------
                                                                                   4,876,365
                                                                                ------------
          MARYLAND  2.3%
 1,000    Maryland St Econ Dev Corp Student Hsg Rev
          Collegiate Hsg Salisbury Ser A................... 6.000    06/01/19      1,035,910
   500    Maryland St Hlth & Higher Ed Fac Auth Rev Medstar
          Hlth Rfdg........................................ 5.500    08/15/33        484,065
                                                                                ------------
                                                                                   1,519,975
                                                                                ------------
          MASSACHUSETTS  2.0%
 1,235    Massachusetts St Indl Fin Agy Rev Wtr Treatment
          Amern Hingham (AMT).............................. 6.750    12/01/20      1,305,309
                                                                                ------------

          MISSOURI  12.4%
 1,250    Cape Girardeau Cnty, MO Indl Dev Auth Hlthcare
          Fac Rev Southeast MO Hosp Assoc.................. 5.625    06/01/27      1,263,675
 3,855    Missouri St Hlth & Ed Fac Auth Hlth Fac Rev SSM
          Hlthcare Ser AA Rfdg (MBIA Insd)................. 6.400    06/01/10      4,480,551
 2,250    Saint Charles, MO Ctfs Partn Ser B............... 5.500    05/01/18      2,326,635
                                                                                ------------
                                                                                   8,070,861
                                                                                ------------
          NEVADA  0.4%
   255    Nevada Hsg Div Single Family Pgm Ser E (AMT) (FHA
          Gtd)............................................. 6.900    10/01/14        260,431
                                                                                ------------

See Notes to Financial Statements                                              7

VAN KAMPEN SELECT SECTOR MUNICIPAL TRUST

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2004 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                       COUPON   MATURITY      VALUE
--------------------------------------------------------------------------------------------
          NEW MEXICO  4.3%
$1,500    Jicarilla, NM Apache Nation Rev Adj Ser A
          (Acquired 10/23/03, Cost $1,514,910) (b)......... 5.000%   09/01/18   $  1,504,110
 1,250    Jicarilla, NM Apache Nation Rev Adj Ser A
          (Acquired 10/23/03, Cost $1,275,475) (b)......... 5.500    09/01/23      1,277,088
                                                                                ------------
                                                                                   2,781,198
                                                                                ------------
          NEW YORK  23.2%
 1,500    New York City Hsg Dev Corp Multi-Family Hsg Rev
          Ser A (AMT)...................................... 5.500    11/01/34      1,529,145
   920    New York City Indl Dev Agy Civic Fac Rev Touro
          College Proj Ser A (Acquired 6/25/99, Cost
          $920,000) (b).................................... 6.350    06/01/29        869,897
 2,000    New York St Dorm Auth Lease Rev Court Fac Ser
          A................................................ 5.500    05/15/20      2,111,440
   190    New York St Dorm Auth Rev Mental Hlth Svc Fac
          (FSA Insd)....................................... 5.875    08/15/16        213,096
 1,555    New York St Dorm Auth Rev Mental Hlth Svc Fac
          (Prerefunded @ 08/15/10) (FSA Insd).............. 5.875    08/15/16      1,778,360
 2,000    New York St Dorm Auth Rev Secd Hosp Gen Hosp Ser
          N Rfdg........................................... 5.750    02/15/18      2,188,080
 1,070    New York St Dorm Auth Rev St Pers Income Tax Ed
          Ser A............................................ 5.000    03/15/23      1,081,995
 3,100    New York St Med Care Fac Fin Agy Rev NY Hosp Ser
          A (Prerefunded @ 02/15/05) (AMBAC Insd).......... 6.800    08/15/24      3,295,021
 1,990    New York St Mtg Agy Rev Ser 101 (AMT)............ 5.400    04/01/32      2,022,974
                                                                                ------------
                                                                                  15,090,008
                                                                                ------------
          NORTH CAROLINA  2.8%
 1,700    North Carolina Muni Pwr Agy No 1 Catawba Elec Rev
          Ser A (MBIA Insd)................................ 5.250    01/01/19      1,793,704
                                                                                ------------

          OHIO  5.8%
 1,500    Akron, OH Ctf Part Akron Muni Baseball Stad
          Proj............................................. 6.900    12/01/16      1,616,490
 2,000    Akron, OH Income Tax Rev Cmnty Learning Ctrs Ser
          A (FGIC Insd).................................... 5.250    12/01/19      2,124,480
                                                                                ------------
                                                                                   3,740,970
                                                                                ------------
          OKLAHOMA  4.3%
   510    Oklahoma Hsg Fin Agy Single Family Mtg Rev
          Homeownership Ln Pgm Ser A (AMT) (GNMA
          Collateralized).................................. 7.050    09/01/26        518,083
 1,000    Sapula, OK Muni Auth Cap Impt & Rfdg (Prerefunded
          @ 7/01/10) (FSA Insd)............................ 5.750    07/01/30      1,144,770
 1,000    Tulsa Cnty, OK Pub Fac Auth Cap Impt Rev (AMBAC
          Insd)............................................ 6.250    11/01/22      1,150,800
                                                                                ------------
                                                                                   2,813,653
                                                                                ------------
          OREGON  1.7%
 1,000    Portland, OR Swr Sys Rev Ser A (FGIC Insd)....... 5.750    08/01/18      1,112,610
                                                                                ------------

 8                                             See Notes to Financial Statements

VAN KAMPEN SELECT SECTOR MUNICIPAL TRUST

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2004 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                       COUPON   MATURITY      VALUE
--------------------------------------------------------------------------------------------
          SOUTH CAROLINA  2.4%
$1,500    South Carolina Jobs Econ Dev Auth Indl Rev SC
          Elec & Gas Co Proj Ser A (AMBAC Insd)............ 5.200%   11/01/27   $  1,532,760
                                                                                ------------

          SOUTH DAKOTA  2.0%
 1,250    South Dakota St Hlth & Ed Fac Auth Rev Children's
          Care Hosp Rfdg................................... 6.125    11/01/29      1,307,125
                                                                                ------------

          TEXAS  9.5%
 2,000    Dallas-Fort Worth, TX Intl Arpt Rev Jt Ser A
          (AMT) (FSA Insd)................................. 5.500    11/01/21      2,098,820
 2,000    Harris Cnty, TX Flood Ctl Dist Contract Rfdg..... 5.000    10/01/22      2,033,740
 2,000    North Cent TX Hlth Fac Dev Corp Rev Hosp
          Childrens Med Ctr Dallas (AMBAC Insd)............ 5.250    08/15/32      2,032,620
                                                                                ------------
                                                                                   6,165,180
                                                                                ------------
          WASHINGTON  8.2%
 1,500    Chelan Cnty, WA Pub Util Dist No 001 Cons Rev
          Chelan Hydro Ser A (AMT) (MBIA Insd)............. 5.600    01/01/36      1,552,935
 1,370    Energy Northwest WA Elec Rev Proj No 3 Ser A Rfdg
          (FSA Insd)....................................... 5.500    07/01/18      1,477,435
 2,275    Yakima, WA Wtr & Swr Rev Ser B (FGIC Insd)....... 5.000    11/01/21      2,327,689
                                                                                ------------
                                                                                   5,358,059
                                                                                ------------
          WISCONSIN  1.9%
 1,205    Wisconsin St Hlth & Ed Fac Auth Rev (ACA Insd)... 6.150    05/15/25      1,258,659
                                                                                ------------

          PUERTO RICO  8.9%
 4,800    Puerto Rico Comwlth Hwy & Trans Auth Hwy Rev Ser
          Y (FSA Insd) (a)................................. 6.250    07/01/21      5,787,168
                                                                                ------------

TOTAL INVESTMENTS  150.3%
  (Cost $93,702,646).........................................................     97,689,266
OTHER ASSETS IN EXCESS OF LIABILITIES  2.0%..................................      1,328,971
PREFERRED SHARES (INCLUDING ACCRUED DISTRIBUTIONS)  (52.3%)..................    (34,003,857)
                                                                                ------------

NET ASSETS APPLICABLE TO COMMON SHARES  100.0%...............................   $ 65,014,380
                                                                                ============

*   Zero Coupon bond

(a) All or a portion of these securities have been physically segregated in connection with open futures contracts.

(b) This security is restricted and may be resold only in transactions exempt from registration, which are normally those transactions with qualified institutional buyers. Restricted securities comprise 5.6% of net assets applicable to common shares.

See Notes to Financial Statements                                              9

VAN KAMPEN SELECT SECTOR MUNICIPAL TRUST

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2004 (UNAUDITED) continued

ACA--American Capital Access

AMBAC--AMBAC Indemnity Corporation

AMT--Alternative Minimum Tax

FGIC--Financial Guaranty Insurance Company

FHA--Federal Housing Administration

FSA--Financial Security Assurance Inc.

GNMA--Government National Mortgage Association

MBIA--Municipal Bond Investors Assurance Corp.

 10                                            See Notes to Financial Statements

VAN KAMPEN SELECT SECTOR MUNICIPAL TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
April 30, 2004 (Unaudited)

ASSETS:
Total Investments (Cost $93,702,646)........................  $97,689,266
Interest Receivable.........................................    1,677,410
Other.......................................................          316
                                                              -----------
    Total Assets............................................   99,366,992
                                                              -----------
LIABILITIES:
Payables:
  Investment Advisory Fee and Administrative Fees...........       53,295
  Variation Margin on Futures...............................       23,906
  Dividends payable-Common Shares...........................       18,557
  Other Affiliates..........................................        7,020
  Custodian Bank............................................        6,514
Trustees' Deferred Compensation and Retirement Plans........      183,362
Accrued Expenses............................................       56,101
                                                              -----------
    Total Liabilities.......................................      348,755
Preferred Shares (including accrued distributions)..........   34,003,857
                                                              -----------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $65,014,380
                                                              ===========
NET ASSET VALUE PER COMMON SHARE ($65,014,380 divided by
  4,682,128 shares outstanding).............................  $     13.89
                                                              ===========
NET ASSETS CONSIST OF:
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 4,682,128 shares issued and
  outstanding)..............................................  $    46,821
Paid in Surplus.............................................   61,643,554
Net Unrealized Appreciation.................................    4,238,896
Accumulated Undistributed Net Investment Income.............      816,358
Accumulated Net Realized Loss...............................   (1,731,249)
                                                              -----------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $65,014,380
                                                              ===========
PREFERRED SHARES ($.01 par value, authorized 100,000,000
  shares, 1,360 issued with liquidation preference of
  $25,000 per share)........................................  $34,000,000
                                                              ===========
NET ASSETS INCLUDING PREFERRED SHARES.......................  $99,014,380
                                                              ===========

See Notes to Financial Statements                                             11

VAN KAMPEN SELECT SECTOR MUNICIPAL TRUST

FINANCIAL STATEMENTS continued

Statement of Operations
For the Six Months Ended April 30, 2004 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $2,537,195
                                                              ----------
EXPENSES:
Investment Advisory and Administrative Fees.................     327,442
Preferred Share Maintenance.................................      51,816
Trustees' Fees and Related Expenses.........................      41,803
Legal.......................................................       9,824
Custody.....................................................       3,648
Other.......................................................      56,975
                                                              ----------
    Total Expenses..........................................     491,508
                                                              ----------
NET INVESTMENT INCOME.......................................  $2,045,687
                                                              ==========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $  330,232
  Futures...................................................    (354,748)
                                                              ----------
Net Realized Loss...........................................     (24,516)
                                                              ----------
Unrealized Appreciation/Depreciation:
    Beginning of the Period.................................   5,098,380
                                                              ----------
    End of the Period:
      Investments...........................................   3,986,620
      Futures...............................................     252,276
                                                              ----------
                                                               4,238,896
                                                              ----------
Net Unrealized Depreciation During the Period...............    (859,484)
                                                              ----------
NET REALIZED AND UNREALIZED LOSS............................  $ (884,000)
                                                              ==========
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS.....................  $ (166,470)
                                                              ==========
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHARES FROM
  OPERATIONS................................................  $  995,217
                                                              ==========

 12                                            See Notes to Financial Statements

VAN KAMPEN SELECT SECTOR MUNICIPAL TRUST

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets (Unaudited)

                                                              FOR THE             FOR THE
                                                          SIX MONTHS ENDED       YEAR ENDED
                                                           APRIL 30, 2004     OCTOBER 31, 2003
                                                          ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...................................    $ 2,045,687         $ 4,384,973
Net Realized Gain/Loss..................................        (24,516)          3,243,660
Net Unrealized Depreciation During the Period...........       (859,484)         (1,833,795)
Distributions to Preferred Shareholders:
  Net Investment Income.................................       (166,470)           (354,275)
                                                            -----------         -----------
Change in Net Assets Applicable to Common Shares from
  Operations............................................        995,217           5,440,563
Distributions to Common Shareholders:
  Net Investment Income.................................     (1,985,085)         (4,136,410)
                                                            -----------         -----------

NET CHANGE IN NET ASSETS APPLICABLE TO COMMON SHARES
  FROM INVESTMENT ACTIVITIES............................       (989,868)          1,304,153

NET ASSETS APPLICABLE TO COMMON SHARES:
Beginning of the Period.................................     66,004,248          64,700,095
                                                            -----------         -----------
End of the Period (Including accumulated undistributed
  net investment income of $816,358 and $922,226,
  respectively).........................................    $65,014,380         $66,004,248
                                                            ===========         ===========

See Notes to Financial Statements                                             13

VAN KAMPEN SELECT SECTOR MUNICIPAL TRUST

FINANCIAL HIGHLIGHTS (UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                            SIX MONTHS
                                                              ENDED
                                                            APRIL 30,     -------------------
                                                               2004        2003      2002 (a)
                                                            ---------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD (b)...................  $ 14.10      $ 13.82    $ 13.80
                                                             -------      -------    -------
  Net Investment Income....................................      .44          .94        .99
  Net Realized and Unrealized Gain/Loss....................     (.19)         .30        .01
  Common Share Equivalent of Distributions Paid to
    Preferred Shareholders:
    Net Investment Income..................................     (.04)        (.08)      (.10)
                                                             -------      -------    -------
Total from Investment Operations...........................      .21         1.16       0.90
  Distributions Paid to Common Shareholders:
    Net Investment Income..................................     (.42)        (.88)      (.88)
                                                             -------      -------    -------
NET ASSET VALUE, END OF THE PERIOD.........................  $ 13.89      $ 14.10    $ 13.82
                                                             =======      =======    =======

Common Share Market Price at End of the Period.............  $ 11.94      $ 12.78    $ 12.80
Total Return (c)...........................................   -3.50%*       6.87%     10.43%
Net Assets Applicable to Common Shares at End of the Period
  (In millions)............................................  $  65.0      $  66.0    $  64.7
Ratio of Expenses to Average Net Assets Applicable to
  Common Shares (d)........................................    1.47%        1.42%      1.39%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (d)..........................    6.11%        6.67%      7.24%
Portfolio Turnover.........................................      23%*         50%        47%

SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net Assets Including Preferred
  Shares (d)...............................................     .98%         .94%       .91%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (e)..........................    5.61%        6.14%      6.49%

SENIOR SECURITIES:
Total Preferred Shares Outstanding.........................    1,360        1,360      1,360
Asset Coverage Per Preferred Share (f).....................  $72,808      $73,540    $72,583
Involuntary Liquidating Preference Per Preferred Share.....  $25,000      $25,000    $25,000
Average Market Value Per Preferred Share...................  $25,000      $25,000    $25,000

*  Non-Annualized

(a)As required, effective November 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended October 31, 2002 was to increase net investment income per share by $.02, decreased net realized and unrealized gain and losses per share by $.02 and increase the ratio of net investment income to average net assets applicable to common shares by 0.15%. Per share, ratios and supplemental data for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.

(b)Net Asset Value at November 26, 1993 is adjusted for common and preferred share offering costs of $.317 per common share.

(c)Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(d)Ratios do not reflect the effect of dividend payments to preferred shareholders.

(e)Ratios reflect the effect of dividend payments to preferred shareholders.

(f)Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets and dividing this by the number of preferred shares outstanding.

                                                                             NOVEMBER 26, 1993
YEAR ENDED OCTOBER 31,                                                         (COMMENCEMENT
--------------------------------------------------------------------------   OF OPERATIONS) TO
      2001      2000       1999       1998      1997      1996      1995     OCTOBER 31, 1994
----------------------------------------------------------------------------------------------
     $ 12.95   $ 12.49   $  14.14   $  13.61   $ 12.92   $ 12.83   $ 11.51        $ 13.78
     -------   -------   --------   --------   -------   -------   -------        -------
         .99       .98        .98        .99       .98       .98       .99            .90
         .84       .50      (1.67)       .52       .66       .07      1.39          (2.38)
        (.24)     (.30)     (0.24)      (.26)     (.26)     (.26)    (0.29)         (0.17)
     -------   -------   --------   --------   -------   -------   -------        -------
        1.59      1.18      (0.93)      1.25      1.38      0.79      2.09          (1.65)
        (.74)     (.72)      (.72)      (.72)     (.69)     (.70)     (.77)          (.62)
     -------   -------   --------   --------   -------   -------   -------        -------
     $ 13.80   $ 12.95   $  12.49   $  14.14   $ 13.61   $ 12.92   $ 12.83        $ 11.51
     =======   =======   ========   ========   =======   =======   =======        =======

     $ 12.40   $ 10.75   $10.6875   $13.3125   $ 11.75   $10.625   $ 10.75        $ 9.625
      22.63%     7.56%    -14.88%     19.91%    17.46%     5.35%    19.87%        -27.90%*
     $  64.6   $  60.7   $   58.5   $   66.2   $  63.7   $  60.5   $  60.1        $  53.9
       1.39%     1.50%      1.46%      1.47%     1.53%     1.55%     1.68%          1.58%
       7.37%     7.83%      7.21%      7.11%     7.50%     7.67%     8.13%          7.50%
         33%       41%        59%        44%       39%       47%       84%           224%*

        .90%      .95%       .95%       .97%      .99%      .99%     1.05%          1.04%
       5.58%     5.46%      5.42%      5.22%     5.50%     5.62%     5.77%          6.06%

       1,360     1,360      1,360      1,360     1,360     1,360     1,360          1,360
     $72,503   $69,597   $ 67,984   $ 73,695   $71,839   $69,489   $69,164        $64,617
     $25,000   $25,000   $ 25,000   $ 25,000   $25,000   $25,000   $25,000        $25,000
     $25,000   $25,000   $ 25,000   $ 25,000   $25,000   $25,000   $25,000        $25,000

See Notes to Financial Statements                                             15

VAN KAMPEN SELECT SECTOR MUNICIPAL TRUST

NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2004 (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Select Sector Municipal Trust (the "Trust") is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Trust's primary investment objective is to seek to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Trust will invest primarily in a portfolio of municipal securities from those market sectors which the Adviser feels will best meet the Trust's investment objective. The Trust commenced investment operations on November 26, 1993. Effective November 30, 2003, the Trust's investment adviser, Van Kampen Investment Advisory Corp. merged into its affiliate, Van Kampen Asset Management.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At April 30, 2004, the Trust had no when-issued and delayed delivery purchase commitments.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 2003, the Trust had an

VAN KAMPEN SELECT SECTOR MUNICIPAL TRUST

NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2004 (UNAUDITED) continued

accumulated capital loss carryforward for tax purposes of $1,189,015 which will expire between October 31, 2007 and October 31, 2010.

    At April 30, 2004, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................    $93,646,831
                                                                ===========
Gross tax unrealized appreciation...........................    $ 4,544,946
Gross tax unrealized depreciation...........................       (502,511)
                                                                -----------
Net tax unrealized appreciation on investments..............    $ 4,042,435
                                                                ===========

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains and gains on futures transactions. All short-term capital gains and a portion of futures gains are included in ordinary income for tax purposes.

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses related to wash sale transactions.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Asset Management (the "Adviser") provides investment advice, administrative services and facilities to the Trust for an annual fee payable monthly of .65% of the average daily net assets of the Trust. Effective June 1, 2004, the annual fee was reduced from .65% to .60%.

    For the six months ended April 30, 2004, the Trust recognized expenses of approximately $3,200 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Trust. The Adviser allocates the cost of such services to each Trust. For the six months ended April 30, 2004, the Trust recognized expenses of approximately $13,100 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Trust, which are reported as part of "Other" and "Legal" expenses, respectively, on the Statement of Operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

    At April 30, 2004, Van Kampen owned 7,128 common shares of the Trust.

VAN KAMPEN SELECT SECTOR MUNICIPAL TRUST

NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2004 (UNAUDITED) continued

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $23,933,979 and $22,394,371, respectively.

4. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    In order to seek to manage the interest rate exposure of the Trust's portfolio in a changing interest rate environment, the Trust may purchase or sell financial futures contracts or engage in transactions involving interest rate swaps, caps, floors or collars. The Trust expects to enter into these transactions primarily as a hedge against anticipated interest rate or fixed-income market changes, for duration management or for risk management purposes, but may also enter into these transactions to generate additional income. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

    During the period, the Trust invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Trust generally invests in futures on U.S. Treasury Bonds and Notes and typically closes the contract prior to the delivery date. These contracts are generally used as a substitute for purchasing and selling specific securities. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a future commission merchant pursuant to the rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as the initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in the excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts for the six months ended April 30, 2004 were as follows:

                                                              CONTRACTS
Outstanding at October 31, 2003.............................      32
Futures Opened..............................................     240
Futures Closed..............................................    (166)
                                                                ----
Outstanding at April 30, 2004...............................     106
                                                                ====

VAN KAMPEN SELECT SECTOR MUNICIPAL TRUST

NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2004 (UNAUDITED) continued

    The futures contracts outstanding as of April 30, 2004 and the description and unrealized appreciation/depreciation are as follows:

                                                                            UNREALIZED
                                                                           APPRECIATION/
                                                              CONTRACTS    DEPRECIATION
SHORT CONTRACTS:
10-Year U.S. Treasury Notes Future June 2004 (Current
  Notional Value of $110,500 per contract)..................      19         $ 58,930
5-Year U.S. Treasury Notes Future June 2004 (Current
  Notional Value of $109,938 per contract)..................      87          193,346
                                                                 ---         --------
                                                                 106         $252,276
                                                                 ===         ========

5. PREFERRED SHARES

The Trust has outstanding 1,360 Auction Preferred Shares ("APS") in two series of 680 shares each. Dividends are cumulative and the dividend rate is periodically reset through an auction process. The dividend period for Series A is 7 days while Series B is 28 days. The average rate in effect on April 30, 2004 was 1.035%. During the six months ended April 30, 2004, the rates ranged from 0.810% to 1.380%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of "Preferred Share Maintenance" expense on the Statement of Operations.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

VAN KAMPEN SELECT SECTOR MUNICIPAL TRUST

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
J. MILES BRANAGAN
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
c/o EquiServe
P.O. Box 43011
Providence, Rhode Island 02940-3011

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

* "Interested persons" of the Trust, as defined in the Investment Company of Act 1940, as amended.
 20

Van Kampen
Privacy Notice


The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you conduct with us, our affiliates, or third parties. We may also collect information you provide when using our Web site, and text files (also known as "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

                                                 Van Kampen Funds Inc.
                                                 1 Parkview Plaza, P.O. Box 5555
                                                 Oakbrook Terrace, IL 60181-5555
                                                 www.vankampen.com

                                     (VAN KAMPEN INVESTMENTS LOGO)

                                                 Copyright (C)2004 Van Kampen
                                                 Funds Inc. All rights reserved.
                                                 Member NASD/SIPC.
                                                 VKL SAR 6/04 RN04-00755P-Y04/04

Item 2.   Code of Ethics.

Not applicable for semi-annual reports.

Item 3.   Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4.   Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5.   Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6.   [Reserved.]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.   [Reserved.]

Item 9.   Controls and Procedures

(a) The Trust's principal executive officer and principal financial officer have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 10.  Exhibits.

(a)  Code of Ethics -- Not applicable for semi-annual reports.

(b)(1) A certification for the Principal Executive Officer of the registrant is attached hereto as part of EX-99.CERT.
(b)(2) A certification for the Principal Financial Officer of the registrant is attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Van Kampen Select Sector Municipal Trust

By: /s/ Ronald E. Robison
    ---------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: June 22, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Ronald E. Robison
    ---------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: June 22, 2004

By: /s/ John L. Sullivan
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Name: John L. Sullivan
Title: Principal Financial Officer
Date: June 22, 2004